UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Leggett & Platt, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Leggett & Platt, Incorporated No. 1 Leggett Road Carthage, MO 64836 You invested in LEGGETT & PLATT, INCORPORATED and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2026. Get informed before you vote View the Notice & Proxy Statement, Annual Report/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 07, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 21, 2026 10:00 AM CDT Virtual Meeting Only register.proxypush.com/leg Refer to Proxy Statement for virtual meeting registration *If you choose to vote these shares in person at the meeting, you must request a legal proxy. To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1A Angela Barbee For 1B Robert E. Brunner For 1C Mary Campbell For 1D Karl G. Glassman For 1E Joseph W. McClanathan For 1F Srikanth Padmanabhan For 1G Jai Shah For 1H Phoebe A. Wood For 2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026. For 3. An advisory vote to approve named executive officer compensation as described in the Company's proxy statement. For 4. Approval of the amendment and restatement of the Flexible Stock Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote routine matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker s discretionary vote has already been given, provided your instructions are received prior to the meeting date.